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                                  THE GABELLI
                                  CONVERTIBLE
                                  SECURITIES
                                  FUND, INC.



SEMI-ANNUAL Report
JUNE 30, 2000
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Our cover icon represents the  underpinnings of Gabelli.  The Teton mountains in
Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

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TO OUR SHAREHOLDERS,

      As hybrid securities with equity and fixed income characteristics, convertible security performance is impacted by stock and bond market trends. With both the stock and bond markets limping through the second quarter of 2000, convertibles did not make much progress. Buoyed by several takeovers and the generally solid performance of our energy and utility investments, the Fund was able to post a modest gain.

INVESTMENT PERFORMANCE

      For the  second  quarter  ended June 30,  2000,  The  Gabelli  Convertible
Securities Fund (the "Fund") net asset value ("NAV") total return was 0.56% after adjusting for the $0.20 per share distribution paid on June 26, 2000. The Lipper Convertible Securities Fund Average declined 3.11% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Fund was up 1.58% over the trailing twelve-month period after adjusting for the $1.03 per share in distributions paid during this period. The Lipper Convertible Securities Fund Average rose 25.73% over the same twelve-month period.

      For the five-year period ended June 30, 2000, the Fund's total return averaged 9.10% annually versus an average annual total return of 16.24% for the Lipper Convertible Securities Fund Average. Since inception on July 3, 1989 through June 30, 2000, the Fund had a cumulative total return of 176.54%, which equates to an average annual total return of 9.69%.

      The Convertible Securities Fund's common shares ended the second quarter at $9.75 per share on the New York Stock Exchange, up 3.33% for the second quarter, down 4.84% for the past twelve months and up 40.61% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $5.195 per share which were paid during this period.

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                 Quarter
                               ------------------------------------
                                 1st       2nd       3rd       4th      Year
                                 ---       ---       ---       ---      ----
  2000:   Net Asset Value ...  $11.32    $11.16      --        --        --
          Total Return ......    1.3%      0.6%      --        --        --
--------------------------------------------------------------------------------
  1999:   Net Asset Value ...  $11.45    $12.13    $11.67    $11.40    $11.40
          Total Return ......    1.8%      7.8%     (2.0)%     1.7%      9.4%
--------------------------------------------------------------------------------
  1998:   Net Asset Value ...  $11.87    $11.66    $10.96    $11.45    $11.45
          Total Return ......    5.3%      0.0%     (4.2)%     7.4%      8.3%
--------------------------------------------------------------------------------
  1997:   Net Asset Value ...  $11.13    $11.38    $11.81    $11.48    $11.48
          Total Return ......    1.7%      3.5%      5.0%      2.8%     13.5%
--------------------------------------------------------------------------------
  1996:   Net Asset Value ...  $11.28    $11.33    $11.23    $11.08    $11.08
          Total Return ......    3.6%      1.6%      0.3%      2.6%      8.4%
--------------------------------------------------------------------------------
  1995:   Net Asset Value ...  $11.14    $11.51    $11.64    $11.01    $11.01
          Total Return ......    5.1%      5.2%      3.0%      1.1%     15.0%
--------------------------------------------------------------------------------
  1994:   Net Asset Value ...  $11.54    $11.39    $11.60    $10.60    $10.60
          Total Return ......    0.2%     (1.3)%     1.8%     (0.9)%    (0.2)
--------------------------------------------------------------------------------
  1993:   Net Asset Value ...  $12.07    $12.36    $12.75    $11.52    $11.52
          Total Return ......    5.4%      2.4%      3.2%      1.5%     13.1%
--------------------------------------------------------------------------------
  1992:   Net Asset Value ...  $11.29    $11.52    $11.90    $11.45    $11.45
          Total Return ......    3.5%      2.0%      3.3%      3.6%     13.0%
--------------------------------------------------------------------------------
  1991:   Net Asset Value ...  $11.06    $11.27    $11.57    $10.91    $10.91
          Total Return ......    5.6%      1.9%      2.7%      1.8%     12.5%
--------------------------------------------------------------------------------
  1990:   Net Asset Value ...  $10.56    $10.68    $10.56    $10.47    $10.47
          Total Return ......    1.5%      2.1%     (1.1)%     3.8%      6.3%
--------------------------------------------------------------------------------
  1989:   Net Asset Value ...     --        --     $10.54    $10.51    $10.51
          Total Return ......     --        --       5.4%(b)   0.8%      6.3%(b)
--------------------------------------------------------------------------------



--------------------------------------------------------------
           Average Annual Returns - June 30, 2000 (a)
           ------------------------------------------
   1 Year .......................................    1.58%
   5 Year .......................................    9.10%
   Life of Fund (b) .............................    9.69%
--------------------------------------------------------------


            Dividend History - Common Stock
--------------------------------------------------------
Payment Date       Rate Per Share     Reinvestment Price
------------       --------------     ------------------
June 26, 2000          $0.200            $ 9.98
March 27, 2000         $0.200            $ 9.71
December 27, 1999      $0.430            $10.38
September 27, 1999     $0.200            $10.86
June 28, 1999          $0.200            $11.38
March 29, 1999         $0.200            $11.04
December 28, 1998      $0.320            $11.49
September 28, 1998     $0.200            $10.52
June 26, 1998          $0.200            $11.02
March 26, 1998         $0.200            $11.10
December 26, 1997      $0.600            $10.49
September 26, 1997     $0.120            $10.44
June 27, 1997          $0.120            $ 9.96
March 27, 1997         $0.120            $ 9.63
December 27, 1996      $0.375            $ 9.51
September 23, 1996     $0.120            $ 9.73
June  24, 1996         $0.120            $10.17
March 25, 1996         $0.120            $10.41
December 27, 1995      $0.750            $10.95
September 27, 1995     $0.200            $11.10
June 27, 1995          $0.200            $11.21
December 31, 1994      $0.900            $10.60
December 31, 1993      $1.425            $11.52
December 31, 1992      $0.876            $11.45
December 31, 1991      $0.865            $10.91
December 31, 1990      $0.490            $10.47
June 28, 1990          $0.100            $10.68
March 29, 1990         $0.100            $10.55
December 29, 1989      $0.115            $10.51

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b)  From commencement of operations on July 3, 1989.

(c) The Fund converted to closed-end status on March 31, 1995.
--------------------------------------------------------------------------------

      Over the past few months the Fund's shares have traded at an average discount of approximately 12% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our cash purchase program provides an easy way for registered shareholders to acquire additional shares at the current market price. Please find the details of our Voluntary Cash Purchase Plan at the end of this report.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 10 years at The Gabelli Convertible Securities Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPHIC OMITTED]
PYRAMID TEXT AS FOLLOWS:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates.

      Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      As of June 30, 2000, the U.S. convertible market totaled $194 billion. The average convertible security was rated B+, had a current yield of 5.6%, and a conversion premium of 25.5%. The broader convertible market fell 5.8% in the second quarter and was up 0.7% year to date. High quality defensive structures preformed best. During the quarter, zero coupon convertibles outperformed convertible preferred stock (+0.1% versus -10.4%), and investment grade convertibles bested speculative grade issues (-1.9% versus -14.8%).

      Volatility dampened new issue activity in the quarter, which totaled $11.6 billion versus a record breaking $23.6 billion in the first quarter. During the second quarter, the character of new issuers changed dramatically. The first quarter was dominated by speculative grade, New Economy, technology and biotechnology companies. As these sectors suffered, demand in the convertible market shifted to investment grade, non-technology issuers like energy and utility companies.

      This trend was reflected in sector performance. Last year's laggards blossomed into this year's market leaders. Top performing sectors this quarter were healthcare (+24.3%), utilities (+18.6%), and energy (+3.3%). Lagging sectors were telecommunications (-17.4%), technology (-9.4%), and consumer non-cyclical (-8.1%).

COMMENTARY

"WHAT, ME WORRY?"

      "What, Me Worry?" was the motto of the blissfully idiotic Mad Magazine cover boy Alfred E. Neumann, and of investors whose insatiable demand for stocks has driven the market relentlessly higher in recent years. As the head of an investment advisory firm entrusted with many people's hard-earned savings, I am in the worrying business. As usual, there are more than a few things to worry about.

      The labor market remains tight and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities and may lead to even higher short and long-term interest rates. Although we would assign it a low probability, there is the danger that the Federal Reserve will overplay its hand and send the economy into a tailspin. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to squander the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of very attractive fundamental values in the equity markets, stocks are still rather richly priced relative to historic norms.

      Of less widespread concern is the soaring balance of the trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and the U.S. financial markets continue to sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. All investment esoterics aside, stocks and bonds go up when the buyers are more motivated than the sellers. If the international demand dries up, the very favorable supply/demand dynamics that the U.S. financial markets have enjoyed over the last decade may be disrupted.

      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy--not too hot, not too cool, but just right--that will help propel stocks higher. Ideally, we will see a much broader market advance in which quality companies in a wider range of industries participate.

THE SCORECARD

      Verio,  which is being  acquired by Nippon  Telegraph  &  Telephone  Corp.
(NTT), and Mark IV Industries, which is being purchased by the leveraged buyout group BC Partners, were near the top of our performance list this quarter. Energy holdings such as CH Energy Group and BP Amoco also performed well. Utility investments including Citizens Communications, Energy North, and Eastern Enterprises posted more modest gains.

      Industrial cyclicals such as Fedders Corp., WHX Corp., and Standard Motor Products disappointed. Telecommunications holdings including Bell Atlantic, United States Cellular, and Telefonica Europa also declined. We think quality industrial cyclicals are substantially undervalued and with better than anticipated future earnings, may attract more favorable investor attention. Telecommunications securities, which suffered from widespread profit taking, should also rebound as earnings grow and further consolidation in the industry wins back supporters.

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations which were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

BELL ATLANTIC CORP. (BEL) (SUB. DEB. CV., 4.25%, 09/15/05), following its merger with GTE (GTE - $62.25 - NYSE), has been renamed Verizon Communications (VZ -
NYSE). VZ becomes the largest domestic provider of wireline communications, with 95 million access line equivalents. Verizon is also the largest domestic wireless carrier, with about 25 million subscribers, and is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In early April, BEL, GTE and Vodafone AirTouch (VOD - $41.4375 - NYSE) finished combining their U.S. wireless operations into a joint venture called Verizon Wireless, which will reach more than 90% of the U.S. population. VZ is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

CENDANT CORP. (7.50% CV. PFD., 1.30% CV. PFD.) earns a fee each time a transaction occurs at one of its franchise hotels (Ramada Inns, Days Inns, Travelodge), real estate brokers (Coldwell Banker, Century 21) or at Avis, the car rental agency. The company generates strong earnings and cash flow, and has bought back 20% of its shares over the past year. These actions are good evidence of management's commitment to shareholder value. We remain confident about the company's good value and growth opportunities.

CITIZENS COMMUNICATIONS CO. (CZN) (5.00% CV. PFD.) will soon become the country's largest independent local exchange carrier once it completes several acquisitions of over 2 million access lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, CZN will reposition itself as a pure telecommunications company. CZN also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $18.6875 - NASDAQ), with fiber optic networks covering the Western part of the U.S.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's seventh largest hotel company. Hilton has approximately 260 hotels and resorts in cities throughout the United States, including 54 owned and/or managed hotels and 199 hotels under franchise agreements. Flagship properties include The Waldorf-Astoria, the Hilton Chicago & Towers, Hilton Hawaiian Village (98%-owned) and Palmer House Hilton. HLT formalized a marketing alliance with British company Hilton Group plc (HG - $3.51 - London Stock Exchange) (owner of Hilton International) in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties have been spun-off into a new company, Park Place Entertainment (PPE - $12.1875 - NYSE).

MARK IV INDUSTRIES INC. (SUB. DEB. CV., 4.75%, 11/01/04) is a diversified manufacturer of a broad range of proprietary and other power and fluid transfer products and systems that primarily serve industrial and automotive markets. The company classifies its operations into two business segments. Mark IV Industrial includes the design, manufacture and distribution of power and fluid management systems and components for industrial original equipment manufacturers ("OEM") and distribution markets worldwide. Mark IV Automotive includes the design, manufacture and distribution of power transmission, fuel, and fluid handling systems and components, and filters and filtration systems, for the global automotive aftermarket and OEM market. BC Partners, a leading European private equity firm, has reached an agreement providing for the acquisition of Mark IV for $23.00 cash per share.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. Sealed Air's business mix is 60% food packaging and 40% protective packaging. Sealed Air is a strong cash generator, with excess cash expected to be used to pay down debt.

SEAGRAM CO. (7.50% CV. PFD.) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.625 - NASDAQ). On June 20th, Seagram, Vivendi and Canal Plus agreed to merge, creating a fully integrated global media and communications company for the wired and wireless world.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

USA NETWORKS INC. (SUB. DEB. CV., 7.00%, 07/01/03), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VOICESTREAM WIRELESS CORP. (VSTR) (7.00% CV. PFD.) is one of the three U.S. independent wireless service providers with licenses covering over 200 million POPS (Point of Presence). VSTR was spun-off of Western Wireless about fourteen months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a standard which dominates in Europe. VSTR's high growth rates and experienced management team, as well as its national licenses, make the company an attractive acquisition target for major global telecommunications companies, many of which lack a U.S. presence. On July 24, Deutsche Telekom announced that it would purchase VSTR in a deal with an initial value of $50.5 billion.

SHAREHOLDER MEETING - MAY 15, 2000 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 15, 2000 at the Greenwich Public Library in Greenwich, Connecticut. At that meeting, Common and Preferred Shareholders elected E. Val Cerutti, Dugald A. Fletcher and Anthony R. Pustorino as Directors of the Convertible Securities Fund. A total of 6,943,861 votes, 6,935,055 votes and 6,924,390 votes were cast in favor of each Director and 70,418 votes, 79,224 votes and 89,889 votes were withheld for each Director, respectively.

      Mario J. Gabelli, Felix J. Christiana, Karl Otto Pohl, Anthony J. Colavita, Anthonie C. van Ekris and Salvatore J. Zizza continue to serve in their capacities as Directors of the Convertible Securities Fund.

      In addition, Common and Preferred Shareholders elected PricewaterhouseCoopers LLP as the independent accountants for the Convertible Securities Fund for the year ending December 31, 2000. 6,929,555 votes were cast in favor of the approval of this proposal, 30,150 votes were cast against the proposal and 54,574 votes abstained.

      We thank you for your participation and appreciate your continued support.

STOCK REPURCHASE PLAN

      The Gabelli Convertible Securities Fund is authorized to repurchase up to 500,000 shares of the Convertible Securities Fund's outstanding shares. Pursuant to this stock repurchase plan, the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 2000, 237,000 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Convertible Securities Fund continues to maintain its 8% Annual Distribution Policy whereby the Fund pays out 8% of its average net assets each year to common stock shareholders. Pursuant to this policy, the Convertible
Securities Fund distributed $0.20 per share on June 26, 2000. The next distribution is scheduled for September 2000.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Convertible Securities Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on June 26, 2000 of $0.50 per share. For the twelve-months ended June 30, 2000, Preferred Stock shareholders received distributions totaling $2.00, or the annual dividend rate per share on the Preferred Stock. The next distribution is scheduled for September 2000.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Convertible securities struggled to make progress in the midst of the slumping stock and bond markets. We are encouraged by indications that the economy is slowing and that interest rates may stabilize or trend lower. This would provide a better background for stocks, bonds, and convertible securities. We continue to focus on the convertible securities of quality companies trading at opportunistic prices. We believe this will translate into attractive long-term returns.

                                       Sincerely,

                                       /S/ SIGNATURE

                                       MARIO J. GABELLI
                                       President and Chief Investment Officer

August 14, 2000

-----------------------------------------------------------------------------------------------------------------------
                                             TOP TEN CONVERTIBLE HOLDINGS
                                                     JUNE 30, 2000
                                                     -------------
Mark IV Industries Inc. (Sub. Deb. Cv., 4.75%, 11/01/04)    Sequa Corp. ($5.00 Cv. Pfd.)
Citizens Communications Co. (5.00% Cv. Pfd.)                Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Standard Motor Products (Sub. Deb. Cv., 6.75%, 07/15/09)    Coltec Capital Trust (5.25% Cv. Pfd.)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)        News America Holdings (Sub. Deb. Cv., Zero Cpn., 03/31/02)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)                Kollmorgen Corp. (Sub. Deb. Cv., 8.75%, 05/01/09)
-----------------------------------------------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                  MARKET
   AMOUNT                                       COST         VALUE
  ---------                                     ----         ------

               CONVERTIBLE CORPORATE BONDS -- 29.5%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.4%
 $   700,000   Exide Corp. Sub. Deb. Cv.
                 2.90%, 12/15/05 (b) ...   $    484,944  $    332,062
     350,000   Pep Boys - Manny, Moe
                 & Jack Sub. Deb. Cv.
                 Zero Cpn., 09/20/11 ...        192,845       198,187
   9,000,000   Standard Motor Products Inc.
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 .......      6,937,318     4,657,500
                                           ------------  ------------
                                              7,615,107     5,187,749
                                           ------------  ------------
               AVIATION: PARTS AND SERVICES -- 3.0%
   4,189,000   Kaman Corp. Sub. Deb. Cv.
                 6.00%, 03/15/12 .......      4,011,985     3,565,886
                                           ------------  ------------
               BUSINESS SERVICES -- 2.0%
     900,000   BBN Corp. Sub. Deb. Cv.
                 6.00%, 04/01/12 (a) ...        880,849       870,750
   1,770,000   Trans-Lux Corp.
                 Sub. Deb. Cv.
                 7.50%, 12/01/06 .......      1,701,490     1,440,337
                                           ------------  ------------
                                              2,582,339     2,311,087
                                           ------------  ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.1%
     400,000   QuadraMed Corp.
                 Sub. Deb. Cv.
                 5.25%, 05/01/05 .......        254,458       134,500
                                           ------------  ------------
               CONSUMER PRODUCTS -- 0.8%
   1,500,000   Pillowtex Corp. Sub. Deb. Cv.
                 6.00%, 03/15/12 .......        728,618       465,000
     750,000   Standard Commercial Corp.
                 Sub. Deb. Cv.
                 7.25%, 03/31/07 .......        632,708       451,875
                                           ------------  ------------
                                              1,361,326       916,875
                                           ------------  ------------
               CONSUMER SERVICES -- 0.4%
     500,000   Ogden Corp. Sub. Deb. Cv.
                 6.00%, 06/01/02 .......        458,099       425,000
                                           ------------  ------------
               ELECTRONIC EQUIPMENT -- 0.0%
               ASM Lithography
                 Holding Cv.
      40,000     2.50%, 04/09/05 (d) ...         18,516        40,140
      10,000     2.50%, 04/09/05 (b) (d)          4,629        10,035
                                           ------------  ------------
                                                 23,145        50,175
                                           ------------  ------------
  PRINCIPAL                                                  MARKET
   AMOUNT                                       COST         VALUE
  ---------                                     ----         ------

               ENERGY AND UTILITIES -- 1.0%
 $   100,000   Friede Goldman Halter Inc.
                 Sub. Deb. Cv.
                 4.50%, 09/15/04 .......   $     61,955  $     60,625
   1,100,000   Moran Energy Inc.
                 Sub. Deb. Cv.
                 8.75%, 01/15/08 .......        757,842     1,023,000
     100,000   Texaco Capital Inc. Cv.
                 3.50%, 08/05/04 .......        100,379        98,045
                                           ------------  ------------
                                                920,176     1,181,670
                                           ------------  ------------
               ENTERTAINMENT -- 0.7%
     800,000   USA Networks Inc.
                 Sub. Deb. Cv.
                 7.00%, 07/01/03 .......        759,417       779,000
                                           ------------  ------------
               ENVIRONMENTAL SERVICES -- 0.8%
   1,000,000   Waste Management Inc.
                 Sub. Deb. Cv.
                 4.00%, 02/01/02 .......        909,179       927,500
                                           ------------  ------------
               EQUIPMENT AND SUPPLIES -- 7.9%
      39,000   Intermagnetics General Corp.
                 5.75%, 09/15/03 .......         39,000        50,017
   1,529,000   Kollmorgen Corp.
                 Sub. Deb. Cv.
                 8.75%, 05/01/09 .......      1,319,759     1,523,266
   8,000,000   Mark IV Industries Inc.
                 Sub. Deb. Cv.
                 4.75%, 11/01/04 .......      6,938,260     7,430,000
     350,000   Robbins & Myers Inc.
                 Sub. Deb. Cv.
                 6.50%, 09/01/03 .......        338,356       337,750
                                           ------------  ------------
                                              8,635,375     9,341,033
                                           ------------  ------------
               FOOD AND BEVERAGE -- 0.1%
     110,000   Boston Chicken Inc.
                 Sub. Deb. Cv.
                 7.75%, 05/01/04+ ......         33,396           687
     150,000   Chiquita Brands
                 International Inc. Cv.
                 7.00%, 03/28/01 .......        141,205       129,000
                                           ------------  ------------
                                                174,601       129,687
                                           ------------  ------------
               HEALTH CARE -- 0.1%
      10,000   Inhale Therapeutic Systems
                 Sub. Deb. Cv.
                 6.75%, 10/13/06 (b) ...         10,413        31,625
     150,000   Sabratek Corp.
                 Sub. Deb. Cv.
                 6.00%, 04/15/05+ ......         71,572        44,250


                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                  MARKET
   AMOUNT                                       COST         VALUE
  ---------                                     ----         ------

               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               HEALTH CARE (CONTINUED)
$     10,000   Veterinary Centers of
                 America Inc.
                 Sub. Deb. Cv.
                 5.25%, 05/01/06 .......   $      8,876  $      9,125
                                           ------------  ------------
                                                 90,861        85,000
                                           ------------  ------------
               HOTELS AND GAMING -- 3.4%
   5,000,000   Hilton Hotels Corp.
                 Sub. Deb. Cv.
                 5.00%, 05/15/06 .......      4,358,307     3,950,000
                                           ------------  ------------
               PAPER AND FOREST PRODUCTS -- 1.1%
     200,000   Riverwood International Corp.
                 Sub. Deb. Cv.
                 6.75%, 09/15/03 .......        199,772       230,890
   1,200,000   Thermo Fibertek Inc. Cv.
                 4.50%, 07/15/04 (b) ...      1,010,097     1,014,000
                                           ------------  ------------
                                              1,209,869     1,244,890
                                           ------------  ------------
               PUBLISHING -- 1.5%
     700,000   News America Holdings Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 03/31/02 ...        612,931     1,624,000
     200,000   Times Mirror Ltd.
                 Sub. Deb. Cv.
                 Zero Cpn., 04/15/17 ...        100,035       112,500
      50,000   United News & Media plc
                 Sub. Deb. Cv.
                 6.13%, 12/03/03 (c) ...         86,155       100,243
                                           ------------  ------------
                                                799,121     1,836,743
                                           ------------  ------------
               REAL ESTATE AND DEVELOPMENT -- 0.1%
     125,000   Rockefeller Center Properties Inc.
                 Sub Deb. Cv.
                 Zero Cpn., 12/31/00 ...        117,833       108,750
                                           ------------  ------------
               RETAIL-- 0.0%
      60,000   Costco Companies Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 08/19/17 ...         42,210        49,725
     100,000   JumboSports Inc.
                 Sub. Deb. Cv.
                 4.25%, 11/01/00+ ......         84,827         5,500
                                           ------------  ------------
                                                127,037        55,225
                                           ------------  ------------

  PRINCIPAL                                                  MARKET
   AMOUNT                                       COST         VALUE
  ---------                                     ----         ------

               SPECIALTY CHEMICALS -- 1.0%
    $900,000   IVAX Corp.
                 Sub. Deb. Cv.,
                 6.00%, 05/15/07 (b) ...   $    900,000  $  1,143,000
                                           ------------  ------------
               TECHNOLOGY -- 0.3%
     400,000   Thermo Electron Corp.
                 Sub. Deb. Cv.
                 4.25%, 01/01/03 (b) ...        363,563       370,500
                                           ------------  ------------
               TELECOMMUNICATIONS -- 0.6%
      80,000   Amnex Inc. Sub. Deb. Cv.
                 8.50%, 09/25/02 (b) ...         73,273         3,592
      90,000   Bell Atlantic Corp. Cv.
                 4.25%, 09/15/05 (b) ...         99,043       117,225
     500,000   Rogers Communications Inc.
                 Sub. Deb. Cv.
                 2.00%, 11/26/05 .......        357,322       487,500
      50,000   Telefonica Europe BV
                 Sub. Deb. Cv.
                 2.00%, 07/15/02 .......         50,000       109,529
                                           ------------  ------------
                                                579,638       717,846
                                           ------------  ------------
               WIRELESS COMMUNICATIONS -- 0.2%
     500,000   U.S. Cellular Corp.
                 Sub. Deb. Cv.
                 Zero Cpn., 06/15/15 ...        378,402       298,750
                                           ------------  ------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS .......     36,629,838    34,760,866
                                           ------------  ------------

      SHARES
      ------

               CONVERTIBLE PREFERRED STOCKS -- 14.8%
               AGRICULTURE -- 0.2%
       4,200   Monsanto Co.
                 6.50% Cv. Pfd. ........        181,635       190,050
                                           ------------  ------------
               AVIATION: PARTS AND SERVICES -- 1.5%
               Coltec Capital Trust
      25,000     5.25% Cv. Pfd. ........      1,032,875     1,032,812
      17,000     5.25% Cv. Pfd. (b) ....        802,500       702,312
                                           ------------  ------------
                                              1.835,375     1,735,124
                                           ------------  ------------
               BUSINESS SERVICES -- 1.5%
               Cendant Corp.
       5,000     7.50% Cv. Pfd. ........        147,750       108,750
      66,000     1.30% Cv. Pfd. ........      1,704,187     1,295,250
       5,500   Verio Inc.
                 6.75% Cv. Pfd. Ser. A .        335,500       326,906
                                           ------------  ------------
                                              2,187,437     1,730,906
                                           ------------  ------------


                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                             MARKET
   SHARES                                       COST         VALUE
  ---------                                     ----         ------

               CONVERTIBLE PREFERRED STOCKS (CONTINUED)
               CABLE -- 0.2%
       1,000   MediaOne Group Inc.
                 4.50% Cv. Pfd. Ser. D+    $     26,800  $     24,938
       2,500   UnitedGlobalCom Inc.
                 7.00% Cv. Pfd. (a) ....        172,600       150,313
                                           ------------  ------------
                                                199,400       175,251
                                           ------------  ------------
               DIVERSIFIED INDUSTRIAL -- 1.0%
       1,400   GATX Corp.
                 $2.50 Cv. Pfd. ........        136,020       247,800
      42,000   WHX Corp.
                 6.50% Cv. Pfd. Ser. A .      1,937,300       908,250
                                           ------------  ------------
                                              2,073,320     1,156,050
                                           ------------  ------------
               ENTERTAINMENT -- 0.3%
       4,500   Metromedia International
                 Group Inc.
                 7.25% Cv. Pfd. ........        170,031       126,000
       5,000   Seagram Co.
                 7.50% Cv. Pfd. ........        250,625       268,750
                                           ------------  ------------
                                                420,656       394,750
                                           ------------  ------------
               EQUIPMENT AND SUPPLIES -- 1.7%
      25,800   Sequa Corp.
                 $5.00 Cv. Pfd. ........      1,991,532     2,044,650
                                           ------------  ------------
               PAPER AND FOREST PRODUCTS -- 1.5%
      34,500   Sealed Air Corp.
                 $2.00 Cv. Pfd. Ser. A .      1,435,100     1,746,563
                                           ------------  ------------
               PUBLISHING -- 0.5%
      15,000   Reader's Digest
                 Association Inc.
                 $1.9336 Cv. Pfd. ......        382,588       525,000
       5,000   Tribune Co.
                 6.25% Cv. Pfd. ........         92,750        83,750
                                           ------------  ------------
                                                475,338       608,750
                                           ------------  ------------
               RETAIL -- 0.2%
       3,000   CVS Corp.
                 6.00% Cv. Pfd. ........        269,650       212,438
                                           ------------  ------------
               SPECIALTY CHEMICALS -- 0.0%
       2,000   Merrill Lynch & Co.
                 (IMC Global)
                 6.25% Cv. Pfd. ........         41,037        30,375
                                           ------------  ------------

                                                             MARKET
   SHARES                                       COST         VALUE
  ---------                                     ----         ------
               TELECOMMUNICATIONS -- 5.3%
       6,000   BroadWing Inc.
                 6.75% Cv. Pfd. Ser. B .   $    286,550  $    282,000
      80,000   Citizens Communications Co.
                 5.00% Cv. Pfd. ........      3,977,111     5,390,000
       8,000   Philippine Long Distance
                 Telephone Co.
                 $3.50 Cv. Pfd. Ser. III        374,069       294,000
       1,000   RSL Communications Ltd.
                 7.50% Cv. Pfd. (b) ....         36,250        31,500
       1,500   TCI Pacific
                 Communications Inc.
                 5.00% Cv. Pfd. ........        134,837       291,094
                                           ------------  ------------
                                              4,808,817     6,288,594
                                           ------------  ------------
               WIRELESS COMMUNICATIONS -- 0.9%
       6,500   VoiceStream Wireless Corp.
                 7.00% Cv. Pfd. ........        192,645     1,108,250
                                           ------------  ------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ......     16,111,942    17,421,751
                                           ------------  ------------

               COMMON STOCKS -- 17.4%
               AVIATION: PARTS AND SERVICES -- 0.2%
      18,000   Kaman Corp., Cl. A ......        181,321       192,375
                                           ------------  ------------
               BROADCASTING -- 0.3%
      40,000   Granite Broadcasting Corp.+      314,287       295,000
                                           ------------  ------------
               BUSINESS SERVICES -- 0.5%
      10,000   Verio Inc.+ .............        583,134       554,844
                                           ------------  ------------
               ENERGY AND UTILITIES -- 10.4%
      20,000   AGL Resources Inc. ......        361,010       318,750
      28,000   BP Amoco plc, ADR .......        949,080     1,583,750
      20,000   CH Energy Group Inc. ....        735,169       678,750
      10,000   Columbia Energy Group ...        569,687       656,250
      12,000   E'Town Corp. ............        748,600       797,250
      10,000   Eastern Enterprises .....        587,375       630,000
       7,000   EnergyNorth Inc. ........        403,731       414,750
      50,000   LG&E Energy Corp. .......      1,103,437     1,193,750
      20,000   MCN Energy Group Inc. ...        478,813       427,500
      62,000   Southwest Gas Corp. .....      1,626,573     1,085,000
      70,000   United Water
                 Resources Inc. ........      2,399,325     2,441,250
      25,000   Vastar Resources Inc. ...      2,049,063     2,053,125
                                           ------------  ------------
                                             12,011,863    12,280,125
                                           ------------  ------------
               ENTERTAINMENT -- 0.1%
       1,653   Time Warner Inc. ........        106,050       125,613
                                           ------------  ------------

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                             MARKET
   SHARES                                       COST         VALUE
  ---------                                     ----         ------

               COMMONSTOCKS (CONTINUED)
               EQUIPMENT AND SUPPLIES -- 0.2%
      50,000   Fedders Corp., Cl. A ....   $    310,916  $    231,250
                                           ------------  ------------
               FINANCIAL SERVICES -- 0.4%
      25,000   Argonaut Group Inc. .....        629,139       428,125
                                           ------------  ------------
               HEALTH CARE -- 3.1%
      50,000   Shared Medical
                 Systems Corp. .........      3,616,633     3,646,875
                                           ------------  ------------
               RETAIL -- 0.8%
       5,000   AutoNation Inc.+ ........         54,706        35,313
      12,000   Delhaize America
                 Inc., Cl. A ...........        275,298       212,250
      10,000   Hannaford Bros. Co. .....        715,813       718,750
                                           ------------  ------------
                                              1,045,817       966,313
                                           ------------  ------------
               TELECOMMUNICATIONS -- 0.6%
      15,776   Sprint Corp.+ ...........        156,355       938,672
                                           ------------  ------------
               WIRELESS COMMUNICATIONS -- 0.8%
      15,000   Sprint Corp. (PCS Group)+        157,840       765,000
                                           ------------  ------------
               TOTAL
                 COMMON STOCKS .........     19,113,355    20,424,192
                                           ------------  ------------


  PRINCIPAL
   AMOUNT
  ---------

               U.S. GOVERNMENT OBLIGATIONS -- 38.0%
 $44,950,000   U.S. Treasury Bills,
                 5.50% to 5.92%++,
                 due 07/06/00 to
                 09/14/00 ..............     44,737,674    44,739,996
                                           ------------  ------------

  TOTAL INVESTMENTS -- 99.7% ...........   $116,592,809   117,346,805
                                           ============

  OTHER ASSETS, LIABILITIES
    AND LIQUIDATION VALUE
    OF CUMULATIVE PREFERRED
    STOCK -- (25.2%) ..................................  $(29,660,682)
                                                         ------------
  NET ASSETS -- COMMON STOCK -- 74.5%
    (7,855,945 common shares outstanding) .............    87,686,123
                                                         ------------
  NET ASSETS - CUMULATIVE
    PREFERRED STOCK -- 25.5%
    (1,200,000 preferred shares outstanding) ..........    30,000,000
                                                         ------------
  TOTAL NET ASSETS -- 100.0% ..........................  $117,686,123
                                                         ============

  NET ASSET VALUE PER COMMON SHARE
    ($87,686,123 / 7,855,945 shares outstanding) ......        $11.16
                                                               ======

  --------------------
         For Federal tax purposes:
         Aggregate cost ...............................  $116,592,809
                                                         ============
         Gross unrealized appreciation ................  $  8,146,629
         Gross unrealized depreciation ................    (7,392,633)
                                                         ------------
         Net unrealized appreciation ..................  $    753,996
                                                         ============
  --------------------
  (a)   Security fair valued as determined by the Board of Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of Rule 144A securities amounted to $3,755,951 or 3.2% of total net assets.
  (c)   Principal amount denoted in British Pounds.
  (d)   Principal amount denoted in Euros.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depositary Receipt

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2000 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $116,592,809) .........   $117,346,805
   Foreign currency, at value (Cost $20,707) .........         19,764
   Dividends and interest receivable .................        850,224
   Receivable for investments sold ...................        360,000
                                                         ------------
      TOTAL ASSETS ...................................    118,576,793
                                                         ------------
LIABILITIES:
   Dividends payable .................................        685,358
   Payable for investment advisory fee ...............         66,904
   Payable to custodian ..............................         51,995
   Accrued expenses and other payables ...............         86,413
                                                         ------------
      TOTAL LIABILITIES ..............................        890,670
                                                         ------------
      NET ASSETS .....................................   $117,686,123
                                                         ============
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (8.00%, $25
      liquidation value, $0.001 par value, 2,000,000
      shares authorized, 1,200,000 shares issued and
      outstanding) redemption value ..................   $ 30,000,000
   Capital stock, at par value .......................          7,856
   Additional paid-in capital ........................     81,489,430
   Accumulated distributions in excess of
      net investment income ..........................        (13,350)
   Accumulated net realized gain on investments
      and foreign currency transactions ..............      5,449,134
   Net unrealized appreciation on investments
      and foreign currency transactions ..............        753,053
                                                         ------------
      TOTAL NET ASSETS ...............................   $117,686,123
                                                         ============
  NET ASSET VALUE PER COMMON SHARE
      ($87,686,123 / 7,855,945 shares issued and
      outstanding; 100,000,000 shares authorized
      of $0.001 par value) ...........................         $11.16
                                                               ======

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,235) ........     $  737,719
   Interest ..........................................      2,593,698
                                                           ----------
   TOTAL INVESTMENT INCOME ...........................      3,331,417
                                                           ----------
EXPENSES:
   Investment advisory fees ..........................        419,887
   Shareholder services fees .........................         60,660
   Payroll ...........................................         38,132
   Shareholder communications ........................         35,398
   Directors' fees ...................................         29,265
   Legal and audit fees ..............................         28,388
   Custodian fees ....................................         17,798
   Miscellaneous expenses ............................         18,208
                                                           ----------
   TOTAL EXPENSES ....................................        647,736
                                                           ----------
   NET INVESTMENT INCOME .............................      2,683,681
                                                           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments and
      foreign currency transactions ..................      7,303,524
   Net change in unrealized appreciation
      on investments and foreign currency
      transactions ...................................     (7,590,352)
                                                           ----------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
      AND FOREIGN CURRENCY TRANSACTIONS ..............       (286,828)
                                                           ----------
   Net Increase in Net Assets Resulting
      from Operations ................................     $2,396,853
                                                           ==========


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            JUNE 30, 2000         DECEMBER 31,
                                                                             (UNAUDITED)              1999
                                                                             -----------          ------------
OPERATIONS:
   Net investment income ................................................   $  2,683,681          $  4,058,348
   Net realized gain on investments and foreign currency transactions ...      7,303,524             6,671,304
   Net change in unrealized appreciation of investments and
       foreign currency transactions ....................................     (7,590,352)              628,418)
                                                                            ------------          ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............      2,396,853            10,101,234
                                                                            ------------          ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ................................................       (740,578)             (908,491)
   Net realized gains ...................................................       (459,422)           (1,491,509)
                                                                            ------------          ------------
      TOTAL DISTRIBUTIONS ...............................................     (1,200,000)           (2,400,000)
                                                                            ------------          ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ................................................     (1,943,103)           (3,050,169)
   Net realized gains ...................................................     (1,205,412)           (4,898,574)
   Distributions in excess of net investment income .....................             --               (22,920)
   Distributions in excess of net realized gains ........................             --              (179,986)
                                                                            ------------          ------------
      TOTAL DISTRIBUTIONS ...............................................     (3,148,515)           (8,151,649)
                                                                            ------------          ------------
CAPITAL SHARE TRANSACTIONS -- NET: ......................................       (541,397)              (96,215)
                                                                            ------------          ------------
      NET DECREASE IN NET ASSETS ........................................     (2,493,059)             (546,630)
NET ASSETS:
   Beginning of period ..................................................    120,179,182           120,725,812
                                                                            ------------          ------------
   End of period ........................................................   $117,686,123          $120,179,182
                                                                            ============          ============

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2000, the Fund held no forward foreign currency contracts.

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2000, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      SHORT SALES. The Fund is authorized to engage in short sales, which obligate the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investments securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of Cumulative Preferred Stock are accrued on a daily basis and are determined as described in Note 3.

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares (par value $0.001) of common stock. In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At June 30, 2000, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $33,333. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The Fund shall not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval of the holders of a majority of any outstanding

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

common shares, approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

      The Adviser has been authorized to repurchase on behalf of the Fund up to 500,000 Common Shares of the Fund in the open market, whenever the shares are trading at a discount to net asset value of ten per cent or more. For the six months ended June 30, 2000, the Fund repurchased 56,700 shares at a cost of $541,397 and at an average discount of 15.25%. During the fiscal year ended December 31, 1999, the Fund repurchased 8,900 shares at a cost of $96,215 and at an average discount of 10.36%. All shares repurchased have been retired.

4. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

      The Adviser has agreed not to accrue the management fee on the incremental net assets attributable to the liquidation value of the Cumulative Preferred Stock if the total net asset value return of the common shares of the Fund, including distributions and the advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. During the six months ended June 30, 2000, the Fund has not achieved a total return in excess of the stated dividend rate and, thus, such management fees were not earned.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short-term securities, aggregated $70,797,310 and $66,556,258, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund paid brokerage commissions of $72,358 to Gabelli & Company, Inc. and its affiliates.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK                   SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD:                            JUNE 30, 2000  ----------------------------------------------------
 OPERATING PERFORMANCE:                                         (UNAUDITED)    1999         1998        1997      1996       1995
                                                                -----------    ----         ----        ----      ----       ----
   Net asset value, beginning of period .....................     $11.40      $11.45       $11.48      $11.08    $11.01     $10.60
                                                                  ------      ------       ------      ------    ------     ------
   Net investment income ....................................       0.34        0.51         0.53        0.49      0.49       0.53
   Net realized and unrealized gain (loss) on investments ...      (0.03)       0.77         0.65        1.23      0.31       1.03
                                                                  ------      ------       ------      ------    ------     ------
   Total from investment operations .........................       0.31        1.28         1.18        1.72      0.80       1.56
                                                                  ------      ------       ------      ------    ------     ------
   Increase in net assets from capital share transactions ...         --          --         0.01        0.01        --         --
                                                                  ------      ------       ------      ------    ------     ------
   Offering expenses charged to additional
     paid-in capital ........................................         --          --           --       (0.18)       --         --
                                                                  ------      ------       ------      ------    ------     ------
 DISTRIBUTIONS:
   PREFERRED SHARES
   Distributions from net investment income .................      (0.09)      (0.11)       (0.13)      (0.08)       --         --
   Distributions from net realized gains on investments .....      (0.06)      (0.19)       (0.17)      (0.11)       --         --
   COMMON SHARES
   Distributions from net investment income .................      (0.25)      (0.39)       (0.38)      (0.40)    (0.49)     (0.53)
   Distributions from net realized gains on investments .....      (0.15)      (0.62)       (0.50)      (0.56)    (0.24)     (0.56)
   Distributions in excess of net investment income .........         --       (0.00)(e)    (0.01)         --        --      (0.02)
   Distributions in excess of net realized gains ............         --       (0.02)       (0.03)         --        --      (0.01)
   Distributions from paid-in capital .......................         --          --           --          --        --      (0.03)
                                                                  ------      ------       ------      ------    ------     ------
   Total distributions ......................................      (0.55)      (1.33)       (1.22)      (1.15)    (0.73)     (1.15)
                                                                  ------      ------       ------      ------    ------     ------
   NET ASSET VALUE, END OF PERIOD ...........................     $11.16      $11.40       $11.45      $11.48    $11.08     $11.01
                                                                  ======      ======       ======      ======    ======     ======
   Market value, end of period ..............................     $ 9.75      $10.56       $11.25      $10.31    $ 9.25     $10.75
                                                                  ======      ======       ======      ======    ======     ======
   Total Net Asset Value Return+ (a) ........................        1.9%        9.4%         8.3%       13.5%      8.4%      15.0%
   Total Investment Return+ (b) .............................      (3.90)%       3.2%        18.4%       22.2%     (7.3)%     12.3%
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .....................   $117,686    $120,179     $120,726    $122,382   $89,659    $89,137
   Net assets attributable to common shares,
     end of period (in 000's) ...............................    $87,686    $ 90,179     $ 90,726    $ 92,382   $89,659    $89,137
   Ratio of net investment income to average
     net assets attributable to common stock ................       6.09%(f)    4.35%        4.54%       4.23%     4.33%      4.60%
   Ratio of operating expenses to average
     net assets attributable to common stock (c) ............       1.47%(f)    1.80%        1.83%       1.68%     1.45%      1.56%
   Ratio of operating expenses to average total net assets ..       1.10%(f)    1.36%        1.38%       1.39%     1.45%      1.56%
   Portfolio turnover rate ..................................         93%        175%         149%        243%      114%       140%
 PREFERRED STOCK:
   Liquidation value, end of period (in 000's) ..............    $30,000    $ 30,000     $ 30,000    $  30,000       --         --
   Total shares outstanding (in 000's) ......................      1,200       1,200        1,200       1,200        --         --
   Asset coverage per share .................................        392%        401%         402%        408%       --         --
   Liquidation preference per share .........................    $ 25.00    $  25.00     $  25.00    $  25.00        --         --
   Average market value per share (d) .......................      23.86    $  25.36     $  26.84    $  25.69        --         --

  ------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Based on net asset value per share.
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter.
(c) The ratio of operating expenses to average net assets attributable to common stock during the fiscal year ended December 31, 1995 includes a current period expense associated with the conversion of the Fund to closed-end status. Without the conversion expense, this ratio would have been 1.28%. The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(d) Based on weekly prices.
(e) Amount represents less than $0.005 per share.
(f) Annualized.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

     ENROLLMENT IN THE PLAN

     It  is  the  Policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

     If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

     VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,855,945       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------------
   For general information about the Gabelli Funds,
   call 1-800-GABELLI (1-800-422-3554), fax us at
   914-921-5118, visit Gabelli Funds'
   Internet homepage at: HTTP://WWW.GABELLI.COM,
   or e-mail us at: closedend@gabelli.com
------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000

                                                                     GBFCS 06/00